EXHIBIT 99(c)
WASHINGTON MUTUAL, INC.

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the Quarterly Report of Washington Mutual, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kerry K. Killinger, the Chief Executive Officer of Washington Mutual, Inc., do hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ KERRY K. KILLINGER Kerry K. Killinger Chairman, President and Chief Executive Officer of Washington Mutual, Inc.